As filed with the Securities and Exchange Commission on August 22, 1997.
                  ======================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________

                               (Amendment No. 1)

                                   FORM 8-A/A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                            ELMWOOD FUNDING LIMITED
             (Exact name of registrant as specified in its charter)


                          Cayman Islands                                               N/A
     (State or other jurisdiction of incorporation or organization)      (I.R.S. Employer Identification No.)

                              ____________________


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1), please check the following box. [ ]


If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2), please check the following box. [ ]


       Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class            Name of each exchange on which
     to be so registered:          each class is to be registered:

  Bond-backed Investment Certificates,          New York Stock Exchange
       Series 1997-US Treasury-1

       Securities to be registered pursuant to Section 12(g) of the Act:

                                      None


================================================================================

ITEM 1.  DESCRIPTION OF THE REGISTRANT'S SECURITIES TO BE REGISTERED:

The material set forth in the section captioned "Description of the Certificates" in the Prospectus Supplement dated July 28, 1997 filed with the Securities and Exchange Commission (the "Commission") on July 28, 1997 (which supplements the Prospectus dated July 23, 1997 included in the Registrant's Amendment No. 2 to Form S-3 Registration Statement (Registration No. 333-29327), filed with the Commission on June 16, 1997) is incorporated herein by reference.


ITEM 2.  EXHIBITS:


1 Certificate of Incorporation of the Registrant dated September 17, 1996, incorporated herein by reference from Exhibit 3.1 to the Registrant's Registration Statement on Form S-3 (File No. 333-29327), as amended, filed with the Securities and Exchange Commission (the "Commission") on June 16, 1997.

2 Memorandum of Association and Articles of Association of the Registrant dated September 17, 1996, incorporated herein by reference from Exhibit 3.2 to the Registrant's Registration Statement on Form S-3 (File No. 333-29327), as amended, filed with the Commission on June 16, 1997.

3 Standard Terms for Trust Agreements between Elmwood Funding Limited, as Depositor, and United States Trust Company, as Trustee, dated as of August 1, 1997 (the "Standard Terms"), incorporated herein by reference from
     Exhibit 4.1 to the Registrant's Registration Statement on Form S-3 (File No. 333-29327), as amended, filed with the Commission on June 16, 1997.

4 Series Supplement (the "Series Supplement") to the Standard Terms dated as of August 22, 1997, creating the Bond-backed Investment Certificates Trust, Series 1997-US Treasury-1 and providing for the issuance of the Series 1997-US Treasury-1 Certificates.

5 Form of Series 1997-US Treasury-1 Certificate, filed as Exhibit B to the Series Supplement.

                                   SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereto duly authorized, on this 21st day of August, 1997.



ELMWOOD FUNDING LIMITED


By:
       ---------------------------------------
Name: Derrie Boggess
Title: Director



AUTHORIZED U.S. REPRESENTATIVE


/s/ Gary Davis
---------------
Gary Davis, as the duly
authorized representative of
Elmwood Funding Limited in
the United States

Date: August 21, 1997

                                   SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereto duly authorized, on this 21st day of August, 1997.



ELMWOOD FUNDING LIMITED


By:    /s/ Derrie Boggess
       ---------------------------------------
Name: Derrie Boggess
Title: Director



AUTHORIZED U.S. REPRESENTATIVE




 --------------
Gary Davis, as the duly
authorized representative of
Elmwood Funding Limited in
the United States

Date: August 21, 1997

                                 EXHIBIT INDEX


Exhibit No.                              Description
1              Certificate of Incorporation of the Registrant dated
               September 17, 1996, incorporated herein by reference from
               Exhibit 3.1 to the Registrant's Registration Statement on Form
               S-3 (File No. 333-29327), as amended, filed with the
               Securities and Exchange Commission (the "Commission") on
               June 16, 1997.
2              Memorandum of Association and Articles of Association of
               the Registrant dated September 17, 1996, incorporated herein by reference from Exhibit 3.2 to the Registrant's Registration
               Statement on Form S-3 (File No. 333-29327), as amended,
               filed with the Commission on June 16, 1997.
3              Standard Terms for Trust Agreements between Elmwood
               Funding Limited, as Depositor, and United States Trust
               Company, as Trustee, dated as of August 1, 1997 (the
               "Standard Terms"), incorporated herein by reference from
               Exhibit 4.1 to the Registrant's Registration Statement on Form
               S-3 (File No. 333-29327), as amended, filed with the
               Commission on June 16, 1997.
4              Series Supplement (the "Series Supplement") to the Standard
               Terms dated as of August 22, 1997, creating the Bond-backed
               Investment Certificates Trust, Series 1997-US Treasury-1 and
               providing for the issuance of the Series 1997-US Treasury-1
               Certificates.
5              Form of Series 1997-US Treasury-1 Certificate, filed as
               Exhibit B to the Series Supplement.